                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549



                                      FORM 8-K
                                   CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d) OF
                             THE SECURITIES ACT OF 1934


           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 27, 1998


                       ALEXANDRIA REAL ESTATE EQUITIES, INC.
               (Exact name of registrant as specified in its charter)


            MARYLAND                  1-12993                 95-4502084
(State of other jurisdiction of     (Commission           (I.R.S. Employer
incorporation                       File Number)          Identification No.


 135 NORTH LOS ROBLES AVENUE, SUITE 250              91101
          PASADENA, CALIFORNIA
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (626) 578-0777

ITEM 5. OTHER EVENTS

ACQUISITIONS

Between December 1, 1997 and May 11, 1998, Alexandria Real Estate Equities, Inc. (the "Company") completed fourteen acquisitions, which are described below. The properties ("Life Science Facilities") are for lease principally to participants in the life science industry. The properties were purchased from sellers which are unrelated to each other. Also described below is one property to be acquired by the Company.

1201 Harbor Bay Parkway is a Life Science Facility located in Alameda, California. The property was purchased for $6,550,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. The property contains 61,100 rentable square feet. It is presently 100% leased to two tenants. The property was purchased on December 1, 1997 from 1201 Harbor Bay Partnership, a California partnership, which is not affiliated with the Company.

11025 Roselle Street is a Life Science Facility located in San Diego, California. The property was purchased for $2,300,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. The property contains 18,532 rentable square feet. It is presently 59% leased. The property was purchased on December 12, 1997 from First National Bank of Chicago, which is not affiliated with the Company.

Buildings 79 and 96 Charlestown Navy Yard is a Life Science Facility located in Charlestown, Massachusetts. The property was purchased for $6,050,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. The property contains an aggregate of 24,940 rentable square feet. It is presently 100% leased. The property was purchased on January 13, 1998 from Building 79 Associates Limited Partnership and Building 96 Associates Limited Partnership, which are not affiliated with the Company.

8000/9000/10000 Virginia Manor Road is a Life Science Facility located in Beltsville, Maryland. The property was purchased for $13,000,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. The property contains 187,561 rentable square feet. It is presently 87% leased. The property was purchased on January 30, 1998 from TR Muirkirk Corporation, which is not affiliated with the Company.

215 College Road is a Life Science Facility located in Paramus, New Jersey. The property was purchased for $11,100,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. The property contains 110,666 rentable square feet. It is presently 100% leased to three tenants. The property was purchased on February 3, 1998 from Century Associates, a New Jersey partnership, which is not affiliated with the Company.

3000/3018 Western and 3005 First Avenue are Life Science Facilities located in Seattle, Washington. The properties were purchased for $21,850,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. Prior to acquisition by the Company, the properties were occupied by their owner. The properties contain 118,393 rentable square feet. They are presently 56% leased. The properties were purchased on February 19, 1998 from Bristol-Myers Squibb Company, which is not affiliated with the Company.

100 and 800/801 Capitola Drive are Life Science Facilities located in Durham, North Carolina. The properties were purchased for $18,500,000, which was based on arm's length negotiations. The purchase price was partially funded through the assumption of a secured note payable to Citicorp USA, Inc. in the amount of $12,641,000. The debt bears interest at 8.68% per annum, with monthly payments of principal interest based on a 30 year amortization schedule. The loan matures in December 2006. The remainder of the purchase price was funded through a draw on the Company's unsecured line of credit. The properties contain 186,777 rentable square feet. They are presently 82% leased. The properties were purchased on March 3, 1998 from ATP Holdings, L.L.C., which is not affiliated with the Company.

10150 Old Columbia Road is a Life Science Facility located in Columbia, Maryland. The property was purchased for $6,375,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. The property contains 75,500 rentable square feet. It is presently 100% leased. The property was purchased on March 4, 1998 from New England Life Pension Properties: A Real Estate Limited Partnership and M.O.R. XVIII Associates Limited Partnership, a Maryland limited partnership. New England Life Pension Properties: A Real Estate Limited Partnership is an affiliate of AEW Partners II, L.P. which owned 14.6% of the Company's common stock as of December 31, 1997.

819-849 Mitten Road and 863 Mitten Road/866 Malcolm Road are properties located in Burlingame, California. The properties were purchased for $17,000,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. The properties contain 161,802 rentable square feet. They are presently 93% leased. The properties were purchased on March 24, 1998 from SFO Office Associates, LLC, a California limited liability company, which is not affiliated with the Company.

5100/5110 Campus Drive is a Life Science Facility located in Plymouth Meeting, Pennsylvania. The property was purchased for $4,600,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. The property contains 43,582 rentable square feet. It is presently 100% leased to four tenants. The property was purchased on March 30, 1998 from Whitemarsh Business Associates, which is not affiliated with the Company.

280 Pond Street is a Life Science Facility located in Randolph, Massachusetts. The property was purchased for $3,600,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. The property contains 24,867 rentable square feet. It is presently 100% leased. The property was purchased on April 15, 1998 from Reservoir Associates, which is not affiliated with the Company.

19 Firstfield Road is a Life Science Facility located in Gaithersburg, Maryland. The property was purchased for $3,425,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. The property contains 25,175 rentable square feet. It is presently 100% leased. The property was purchased on April 29, 1998 from Equitable Life Assurance Society of the United States, which is not affiliated with the Company.

6166 Nancy Ridge Drive is a Life Science Facility located in San Diego, California. The property was purchased for $3,000,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. Prior to acquisition by the Company, the property was occupied by its owner. The property contains 29,333 rentable square feet. It is presently 100% leased. The property was purchased on April 30, 1998 from Solomon Levy, who is not affiliated with the Company.

150/154 Technology Parkway is a Life Science Facility located in Norcross, Georgia. The property was purchased for $4,500,000, which was based on arm's length negotiations, funded through a draw on the Company's unsecured line of credit. Prior to acquisition by the Company, the property was occupied by its owner. The property contains 37,080 rentable square feet. It is presently 100% leased. The property was purchased on May 11, 1998 from Proceutics, Inc. and Cytrx Corporation, which are not affiliated with the Company.

170 Williams Drive is a Life Science Facility located in Ramsey, New Jersey. The Board of Directors of the Company approved the acquisition of this property on May 15, 1998. The Company expects to acquire the property no later than June 1998. The purchase price will be $5,069,000, which was based on arm's length negotiations and which will be funded with a draw on the Company's unsecured line of credit. The property contains 37,000 rentable square feet. It is presently 100% leased. The property will be purchased from Ramsey Associates, which is not affiliated with the Company.

FINANCINGS

In April 1998, the Company entered into a term loan with the managing agent bank under the Company's unsecured line of credit (the "Credit Facility") providing for borrowings of up to $20 million (the "Term Loan"). The Term Loan matures on June 15, 1998 and otherwise contains terms substantially similar to the Credit Facility. In May 1998, the Company received a commitment from the managing agent bank under the Credit Facility to amend and restate the facility to provide for borrowings of up to $250 million and to lower the interest rate (the "Amended Credit Facility"). The Amended Credit Facility will mature on May 31, 2000, will contain conditions to borrowing, restrictive coventants and representations and warranties customary in real estate investment trust financings. There can be no assurance that the Company will be able to enter into the Amended Credit Facility on terms satisfactory to the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF PROPERTIES ACQUIRED (1)

1201 HARBOR BAY PARKWAY

     Statement of Revenues and Certain Expenses:
       Report of Independent Auditors
       Statement of Revenues and Certain Expenses for the year ended December 31, 1996
       Notes to Statement of Revenues and Certain Expenses

BUILDINGS 79 AND 96 CHARLESTOWN NAVY YARD

     Statement of Revenues and Certain Expenses:
       Report of Independent Auditors
       Statement of Revenues and Certain Expenses for the year ended December 31, 1997
       Notes to Statement of Revenues and Certain Expenses

8000/9000/10000 VIRGINIA MANOR ROAD

     Statement of Revenues and Certain Expenses:
       Report of Independent Auditors
       Statement of Revenues and Certain Expenses for the Year Ended December 31, 1997
       Notes to Statement of Revenues and Certain Expenses

215 COLLEGE ROAD

     Statement of Revenues and Certain Expenses:
       Report of Independent Auditors
       Statement of Revenues and Certain Expenses for the Year Ended December 31, 1997
       Notes to Statement of Revenues and Certain Expenses





----------------------
(1) Financial statements have not been included for 3000/3018 Western and 3005 First Avenue, 6166 Nancy Ridge Road, and 150/154 Technology Parkway because they were owner-occupied prior to acquisition and as a result there are no historical operating results as rental properties. Subsequent to acquisition by the Company, triple-net leases were executed with tenants at 3000/3018 Western, 6166 Nancy Ridge Road, and 150/154 Technology Parkway for 100% of the rentable area requiring the tenants to pay their pro rata share of substantially all expenses associated with the properties. The Company is currently negotiating a triple-net lease with a tenant for 100% of the rentable area at 3005 First Avenue. The financial statement for 11025 Roselle Street has not been included because it is not significant.

100 AND 800/801 CAPITOLA DRIVE

     Statement of Revenues and Certain Expenses:
       Report of Independent Auditors
       Statement of Revenues and Certain Expenses for the Year Ended December 31, 1997
       Notes to Statement of Revenues and Certain Expenses

10150 OLD COLUMBIA ROAD

     Statement of Revenues and Certain Expenses:
       Report of Independent Auditors
       Statement of Revenues and Certain Expenses for the Year Ended December 31, 1997
       Notes to Statement of Revenues and Certain Expenses

819-849 MITTEN ROAD AND 863 MITTEN ROAD/866 MALCOLM ROAD

     Statement of Revenues and Certain Expenses:
       Report of Independent Auditors
       Statement of Revenues and Certain Expenses for the Year Ended December 31, 1997
       Notes to Statement of Revenues and Certain Expenses

5100/5110 CAMPUS DRIVE

     Statement of Revenues and Certain Expenses:
       Report of Independent Auditors
       Statement of Revenues and Certain Expenses for the Year Ended December 31, 1997
       Notes to Statement of Revenues and Certain Expenses

280 POND STREET

     Statement of Revenues and Certain Expenses:
       Report of Independent Auditors
       Statement of Revenues and Certain Expenses for the Year Ended December 31, 1997
       Notes to Statement of Revenues and Certain Expenses

19 FIRSTFIELD ROAD

     Statement of Revenues and Certain Expenses:
       Report of Independent Auditors
       Statement of Revenues and Certain Expenses for the Year Ended December 31, 1997
       Notes to Statement of Revenues and Certain Expenses

170 WILLIAMS DRIVE

     Statement of Revenues and Certain Expenses:
       Report of Independent Auditors
       Statement of Revenues and Certain Expenses for the Year Ended December 31, 1997
       Notes to Statement of Revenues and Certain Expenses

(b)  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(c)  EXHIBITS

     23.1 Consent of Ernst & Young LLP

                           Report of Independent Auditors


To the Board of Directors
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 1201 Harbor Bay Parkway (the Property) for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                   /s/ Ernst & Young LLP

Los Angeles, California
November 7, 1997

                              1201 Harbor Bay Parkway

                     Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1996
                                   (IN THOUSANDS)


Revenue:
 Rental                                             $    826
 Tenant recoveries                                       152
                                                    ---------
Total revenue                                            978

Certain expenses:
 Utilities                                                20
 Repairs and maintenance                                  34
 Insurance                                                 9
 Taxes and license                                        88
 Association fees                                         25
                                                    ---------
Total certain expenses                                   176
                                                    ---------
Excess of revenue over certain expenses             $    802
                                                    ---------
                                                    ---------

SEE ACCOMPANYING NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES.

                               1201 Harbor Bay Parkway

                  Notes to Statement of Revenue and Certain Expenses

                             Year Ended December 31, 1996


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of 1201 Harbor Bay Parkway located in Alameda, California (the Property) which was acquired by Alexandria Real Estate Equities, Inc., a Maryland corporation (the Company), from a nonaffiliated third party. As of December 31, 1996, the Property was 100% occupied and leased to two tenants under terms of leases which provide for specified tenant reimbursements of operating expenses. One lease is a triple net lease which requires the tenant to pay their pro rata share of substantially all expenses associated with the Property including operating and maintenance, utilities, taxes and insurance. The other lease provides for the tenant to pay their pro rata share of increases in operating expenses in excess of specified amounts.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                              1201 Harbor Bay Parkway

2. RENTAL PROPERTY

The future minimum lease payments to be received under noncancelable operating leases as of December 31, 1996, are as follows:


          1997                                    $    913,000
          1998                                         831,000
          1999                                         420,000
          2000                                         420,000
          2001                                         420,000
          Thereafter                                   559,000
                                                  --------------
          Total                                   $  3,563,000
                                                  --------------
                                                  --------------

The above future minimum lease payments do not include specified payments for tenant recoveries of operating expenses.

                           Report of Independent Auditors


To the Board of Directors
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of Buildings 79 and 96 Charlestown Navy Yard (the Property) for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                   /s/ Ernst & Young LLP


Los Angeles, California
January 6, 1998

                     Buildings 79 and 96 Charlestown Navy Yard

                     Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997
                                   (IN THOUSANDS)

Revenue:
 Rental                                             $   710
 Tenant recoveries                                       49
                                                    ---------
Total revenue                                           759

Certain expenses:
 Repairs and maintenance                                  4
 Taxes and license                                       50
 Ground rent                                             35
                                                    ---------
Total certain expenses                                   89
                                                    ---------
Excess of revenue over certain expenses             $   670
                                                    ---------
                                                    ---------

SEE ACCOMPANYING NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES.

                     Buildings 79 and 96 Charlestown Navy Yard

                 Notes to Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of Buildings 79 and 96 Charlestown Navy Yard located in Charlestown, Massachusetts (the Property) which was acquired by Alexandria Real Estate Equities, Inc., a Maryland corporation (the Company), from a nonaffiliated third party. As of December 31, 1997, the Property was 100% occupied and leased to one tenant under a triple net lease which requires the tenant to pay substantially all expenses associated with the Property including operating and maintenance, utilities, taxes and insurance.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the lease term.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                     Buildings 79 and 96 Charlestown Navy Yard

2. RENTAL PROPERTY

The future minimum lease payments to be received under the noncancelable operating lease as of December 31, 1997, are as follows:

          1998                                    $    710,000
          1999                                         710,000
          2000                                         710,000
          2001                                          59,000
                                                  --------------
          Total                                   $  2,189,000
                                                  --------------
                                                  --------------

The above future minimum lease payments do not include specified payments for tenant recoveries of operating expenses.

3. GROUND RENT EXPENSE

The land underlying the two buildings at the Property is leased under two ground leases. The leases expire on May 17, 2055 and September 22, 2053. As of December 31, 1997, the future minimum annual ground rent payments are as follows:

          1998                                    $    35,000
          1999                                         35,000
          2000                                         35,000
          2001                                         35,000
          2002                                         35,000
          Thereafter                                1,665,000
                                                  -------------
          Total                                   $ 1,840,000
                                                  -------------
                                                  -------------

The ground lease also requires the payment of additional rent of 15% of the net cash flow (as defined in the lease agreement) of the Property. This amount is calculated on a lease-year basis. For the year ended December 31, 1997, there was no additional ground rent.

                           Report of Independent Auditors


To the Board of Directors
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 8000/9000/10000 Virginia Manor Road (the Property) for the year ended
December 31, 1997. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                   /s/ Ernst & Young LLP


Los Angeles, California
January 22, 1998

                        8000/9000/10000 Virginia Manor Road

                     Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997
                                   (IN THOUSANDS)


Revenue:
     Rental                                         $    1,709
     Tenant recoveries                                     329
     Other                                                   4
                                                    ------------
Total revenue                                            2,042
                                                    ------------

Certain Expenses:
     Utilities                                              46
     Repairs and maintenance                               112
     Insurance                                               7
     Taxes and license                                     118
     Ground rent                                           262
                                                    ------------
Total certain expenses                                     545
                                                    ------------
Excess of revenue over certain expenses             $    1,497
                                                    ------------
                                                    ------------

SEE ACCOMPANYING NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES.

                         8000/9000/10000 Virginia Manor Road

                 Notes to Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of 8000/9000/10000 Virginia Manor Road (the Property) located in Maryland which was acquired by Alexandria Real Estate Equities, Inc., a Maryland corporation (the Company), from a nonaffiliated third party. As of December 31, 1997, the Property was 90% occupied and leased under triple net leases which require the tenants to pay their pro rata share of all expenses associated with the Property including operating and maintenance, utilities, taxes and insurance. At December 31, 1997, three of the Property's tenants accounted for approximately 35% of the Property's aggregate annualized base rent.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                        8000/9000/10000 Virginia Manor Road

2. RENTAL PROPERTY

The future minimum lease payments to be received under noncancelable operating leases as of December 31, 1997 are as follows:

          1998                                       $    1,630,000
          1999                                            1,392,000
          2000                                            1,179,000
          2001                                              434,000
          2002                                               97,000
          Thereafter                                         92,000
                                                     ----------------
                                                     $    4,824,000
                                                     ----------------
                                                     ----------------

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

3. GROUND RENT EXPENSE

The land underlying the building at the Property is leased under a ground lease. The Property records ground rent expense on a straight-line basis over the lease term. Upon acquisition by the Company, the expense recognized on a straight-line basis will be greater than the expense recorded by the Property. The lease expires on July 1, 2047 with two automatic 15 year extensions. As of December 31, 1997, the future minimum annual ground rent payments are as follows:

              1998                          $    151,000
              1999                               151,000
              2000                               151,000
              2001                               157,000
              2002                               158,000
              Thereafter                      21,491,000
                                            --------------
              Total                         $ 22,259,000
                                            --------------
                                            --------------

                           Report of Independent Auditors


To the Board of Directors
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 215 College Road (the Property) for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


     /s/ Ernst & Young LLP


Los Angeles, California
February 13, 1998

                                  215 College Road

                     Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997
                                   (IN THOUSANDS)

Rental revenue                                                           $   317
Certain expenses                                                               -
                                                                         -------
Excess of revenue over certain expenses                                  $   317
                                                                         -------
                                                                         -------

SEE ACCOMPANYING NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES.

                                  215 College Road

                 Notes to Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the master lease revenue related to 215 College Road located in Paramus, New Jersey (the Property). The Property and related buildings were acquired by Alexandria Real Estate Equities, Inc., a Maryland corporation (the Company), from a nonaffiliated third party. As of December 31, 1997, the Property was 100% occupied and leased to one tenant under a master lease (which terminated in January, 1998) which required the tenant to pay for all of the operating expenses directly.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, and property general and administrative costs not directly comparable to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the term of the lease.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                  215 College Road

2. RENTAL PROPERTY

As of December 31, 1997, portions of the Property were subleased to two tenants. In January 1998, the master lease terminated and the owner of the Property became the owner of the building and improvements and entered into direct lease agreements with the two prior sub-tenants. The future minimum lease payments to be received under the new noncancelable operating leases with the prior sub-tenants, as of December 31, 1997, are as follows:


          1998                                            $   666,000
          1999                                                666,000
          2000                                                961,000
          2001                                                961,000
          2002                                                961,000
          Thereafter                                       15,227,000
                                                          -----------
          Total                                           $19,442,000
                                                          -----------
                                                          -----------

The new noncancelable operating leases require the tenants to pay their share of substantially all of the operating expenses associated with the Property or an excess over specified amounts. The above future minimum lease payments do not include specified payments for tenant recoveries of operating expenses.

                           Report of Independent Auditors


Board of Directors and Stockholders
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 100 and 800/801 Capitola Drive (the "Property") for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP


Los Angeles, California
January 22, 1998

                           100 and 800/801 Capitola Drive

                     Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997
                                   (IN THOUSANDS)

Revenue:
  Rental                                                               $   2,368
  Tenant recoveries                                                          213
  Other income                                                                23
                                                                       ---------
Total revenue                                                              2,604
                                                                       ---------

Certain Expenses:
  Utilities                                                                  214
  Repairs and maintenance                                                    300
  Insurance                                                                   24
  Taxes and license                                                          156
                                                                       ---------
Total certain expenses                                                       694
                                                                       ---------
Excess of revenue over certain expenses                                $   1,910
                                                                       ---------
                                                                       ---------

SEE ACCOMPANYING NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES.

                           100 and 800/801 Capitola Drive

                 Notes to Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of 100 and 800/801 Capitola Drive (the "Property") located in North Carolina which was acquired by Alexandria Real Estate Equities, Inc., a Maryland corporation (the "Company"), from a nonaffiliated third party. As of December 31, 1997, the Property was 94% occupied and leased to tenants. Of the leased space, 43% was leased under triple-net leases requiring the tenants to pay their pro rate share of substantially all expenses associated with the Property, while the remainder of the leased space was leased under base year leases which provide for the tenants to pay increases in operating expenses in excess of specified amounts. At December 31, 1997, two of the Property's tenants accounted for approximately 62% of the Property's aggregate annualized base rent.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

USE OF ESTIMATES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                           100 and 800/801 Capitola Drive

2. RENTAL PROPERTY

The future minimum lease payments to be received under noncancelable operating leases as of December 31, 1997 are as follows:


          1998                                            $  2,334,000
          1999                                               2,245,000
          2000                                               2,237,000
          2001                                               1,046,000
          2002                                                 279,000
                                                          ------------
                                                          $  8,141,000
                                                          ------------
                                                          ------------

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

                           Report of Independent Auditors


Board of Directors and Stockholders
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 10150 Old Columbia Road (the Property) for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                             /s/ Ernst & Young LLP


Los Angeles, California
January 15, 1998

                              10150 Old Columbia Road

                     Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997
                                   (IN THOUSANDS)

Rental revenue                                                          $    682

Certain Expenses:
  Utilities                                                                   94
  Repairs and maintenance                                                     26
  Insurance                                                                    2
  Taxes and license                                                           66
                                                                        --------
Total certain expenses                                                       188
                                                                        --------
Excess of revenue over certain expenses                                 $    494
                                                                        --------
                                                                        --------

SEE ACCOMPANYING NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES.

                              10150 Old Columbia Road

                 Notes to Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of 10150 Old Columbia Road located in Maryland (the Property) which was acquired by Alexandria Real Estate Equities, Inc. , a Maryland corporation (the Company), from a nonaffiliated third party. As of December 31, 1997, the Property was 29% occupied by one tenant under a gross lease. Prior to purchase of the Property by the Company, this tenant vacated the Property and the Property was leased to another tenant (see Note 2).

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property. In addition, ground rent expense has been excluded because the Company purchased the interest in the land in connection with the acquisition of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the term of the lease.

USE OF ESTIMATES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                              10150 Old Columbia Road

2. RENTAL PROPERTY

The lease in effect at December 31, 1997 expires February 28, 1998 and will be replaced by a new lease commencing March 4, 1998. The future minimum lease payments to be received under the new noncancelable operating lease are as follows:


     1998                                                 $    818,000
     1999                                                    1,002,000
     2000                                                    1,027,000
     2001                                                    1,053,000
     2002                                                    1,079,000
     Thereafter                                              6,018,000
                                                          ------------
                                                          $ 10,997,000
                                                          ------------
                                                          ------------

The new lease requires the tenant to pay substantially all expenses associated with the Property including operating and maintenance, utilities, taxes and insurance. The above future minimum lease payments do not include specified payments for the tenant's reimbursement of operating expenses.

                           Report of Independent Auditors


To the Board of Directors
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 819-849 Mitten Road and 863 Mitten Road/866 Malcolm Road (the Property) for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                  /s/ Ernst & Young LLP


Los Angeles, California
January 20, 1998

              819-849 Mitten Road and 863 Mitten Road/866 Malcolm Road

                     Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997
                                   (IN THOUSANDS)

Revenue:
 Rental                                                                 $  2,113
 Tenant recoveries                                                            54
 Other income                                                                 46
                                                                        --------
Total revenue                                                              2,213

Certain expenses:
 Utilities                                                                   223
 Repairs and maintenance                                                     226
 Taxes and license                                                            88
 Insurance                                                                    42
                                                                        --------
Total certain expenses                                                       579
                                                                        --------
Excess of revenue over certain expenses                                 $  1,634
                                                                        --------
                                                                        --------


SEE ACCOMPANYING NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES.

              819-849 Mitten Road and 863 Mitten Road/866 Malcolm Road

                 Notes to Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of 819-849 Mitten Road and 863 Mitten Road/866 Malcolm Road located in Burlingame, California (the Property), which was acquired by Alexandria Real Estate Equities, Inc., a Maryland corporation (the Company), from a nonaffiliated third party. As of December 31, 1997, the space was 99% occupied and leased under leases which require tenants to pay their pro rate share of all expenses above specified amounts associated with the Property including operating and maintenance, utilities, taxes and insurance. At December 31,1997, two of the Property's tenants accounted for approximately 27% of the Property's aggregate annualized base rent.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

              819-849 Mitten Road and 863 Mitten Road/866 Malcolm Road

2. RENTAL PROPERTY

The future minimum lease payments to be received under noncancelable operating leases as of December 31, 1997, are as follows:


          1998                                             $ 1,690,000
          1999                                               1,480,000
          2000                                               1,331,000
          2001                                               1,173,000
          2002                                                 860,000
          Thereafter                                         1,846,000
                                                           -----------
          Total                                            $ 8,380,000
                                                           -----------
                                                           -----------

The above future minimum lease payments do not include specified payments for tenant recoveries of operating expenses.

                           Report of Independent Auditors


To the Board of Directors and Stockholders
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 5100/5110 Campus Drive (the Property) for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                             /s/ Ernst & Young LLP

Los Angeles, California
March 9, 1998

                               5100/5110 Campus Drive

                     Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997
                                   (IN THOUSANDS)

Revenue:
  Rental                                                                $    464
  Tenant recoveries                                                          107
                                                                        --------
Total revenue                                                                571
                                                                        --------

Certain Expenses:
  Utilities                                                                    9
  Repairs and maintenance                                                     26
  Insurance                                                                   18
  Taxes and license                                                           54
                                                                        --------
Total certain expenses                                                       107
                                                                        --------
Excess of revenue over certain expenses                                 $    464
                                                                        --------
                                                                        --------

SEE ACCOMPANYING NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES.

                               5100/5110 Campus Drive

                 Notes to Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of 5100/5110 Campus Drive located in Pennsylvania (the "Property") which was acquired by Alexandria Real Estate Equities, Inc., a Maryland corporation (the "Company"), from a nonaffiliated third party. As of December 31, 1997, the space was 100% occupied and leased to three tenants under triple net leases which require the tenants to pay their pro rata share of all expenses associated with the Property including operating and maintenance, utilities, taxes and insurance.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the terms of the related leases.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                               5100/5110 Campus Drive

2. RENTAL PROPERTY

The future minimum lease payments to be received under noncancelable operating leases as of December 31, 1997 are as follows:


     1998                                                        $    513,000
     1999                                                             375,000
     2000                                                              64,000
                                                                 ------------
                                                                 $    952,000
                                                                 ------------
                                                                 ------------


The above future minimum lease payments do not include specified payments for the tenant's reimbursement of operating expenses.

                           Report of Independent Auditors


Board of Directors and Stockholders
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 280 Pond Street (the Property) for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                        /s/ Ernst & Young LLP


Los Angeles, California
April 13, 1998

                                   280 Pond Street

                     Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997
                                   (IN THOUSANDS)


Rental revenue                                              $    293
Certain expenses                                                   -
                                                            ----------
Excess of revenue over certain expenses                     $    293
                                                            ----------
                                                            ----------

SEE ACCOMPANYING NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES.

                                  280 Pond Street

                 Notes to Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of Pond Street located in Boston (the Property) which was acquired by Alexandria Real Estate Equities, Inc., a Maryland corporation (the "Company"), from a nonaffiliated third party. As of December 31, 1997, the Property was 100% occupied and leased to one tenant, under a lease which requires the tenant to pay all expenses associated with the Property.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the term of the lease.

USE OF ESTIMATES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                  280 Pond Street

2. RENTAL PROPERTY

The future minimum lease payments to be received under the operating lease as of December 31, 1997 are as follows:

           1998                                       $    385,000
           1999                                            387,000
           2000                                            411,000
           2001                                            411,000
           2002                                            377,000
                                                      --------------
                                                      $  1,971,000
                                                      --------------
                                                      --------------

The Property is leased to a tenant under a triple-net lease, which provides for the tenant to pay for all operating costs and real estate taxes. All expenses related to this property are paid directly by the tenant. Accordingly, the statement includes the net lease income from the tenant. The lease further provides that the tenant may cancel the lease subsequent to November 30, 2000, subject to notice and payment of a termination fee.

                           Report of Independent Auditors


To the Board of Directors and Stockholders
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 19 Firstfield Road (the Property) for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                   /s/ Ernst & Young LLP


Los Angeles, California
March 15, 1998

                                 19 Firstfield Road

                     Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997
                                   (IN THOUSANDS)


Revenue:
     Rental                                         $    325
     Tenant recoveries                                    36
                                                    ----------
Total revenue                                            361
                                                    ----------

Certain Expenses:
     Repairs and maintenance                               4
     Insurance                                             2
     Taxes and license                                    33
                                                    ----------
Total certain expenses                                    39
                                                    ----------
Excess of revenue over certain expenses             $    322
                                                    ----------
                                                    ----------

SEE ACCOMPANYING NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES.

                                 19 Firstfield Road

                 Notes to Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of 19 Firstfield Road located in Maryland (the "Property") which was acquired by Alexandria Real Estate Equities, Inc., a Maryland corporation (the "Company"), from a nonaffiliated third party. As of December 31, 1997, the Property was 100% occupied and leased to a single tenant under a triple net lease which requires the tenant to pay substantially all expenses associated with the Property including operating and maintenance, utilities, taxes and insurance.

BASIS OF PRESENTATION

The accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the term of the lease.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                 19 Firstfield Road

2. RENTAL PROPERTY

The future minimum lease payments to be received under the noncancelabe lease as of December 31, 1997 are as follows:

           1998                                       $    404,000
           1999                                            416,000
           2000                                            356,000
                                                      --------------
                                                      $  1,176,000
                                                      --------------
                                                      --------------

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

                           Report of Independent Auditors


To the Board of Directors and Stockholders
Alexandria Real Estate Equities, Inc.

We have audited the accompanying statement of revenue and certain expenses of 170 Williams Drive (the Property) for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the management of the Property. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the statement of revenue and certain expenses presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

                                   /s/ Ernst & Young LLP


Los Angeles, California
May 15, 1998

                                 170 Williams Drive

                     Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997
                                   (IN THOUSANDS)

Revenue:
     Rental                                         $    482
     Tenant recoveries                                    93
                                                    ----------
Total revenue                                            575
                                                    ----------

Certain Expenses:
     Insurance                                             5
     Taxes and license                                    88
                                                    ----------
Total certain expenses                                    93
                                                    ----------
Excess of revenue over certain expenses             $    482
                                                    ----------
                                                    ----------

SEE ACCOMPANYING NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES.

                                 170 Williams Drive

                 Notes to Statement of Revenue and Certain Expenses

                            Year Ended December 31, 1997


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The accompanying statement of revenue and certain expenses includes the operations of 170 Williams Drive located in New Jersey (the "Property") which will be acquired by Alexandria Real Estate Equities, Inc., a Maryland corporation (the "Company"), from a nonaffiliated third party. At December 31, 1997, the Property was 100% occupied and leased to a tenant under a triple net lease which requires the tenant to pay substantially all expenses associated with the Property including operating and maintenance, utilities, taxes and insurance.

BASIS OF PRESENTATION

The Property is not a legal entity and the accompanying statement has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Property is not a legal entity and the accompanying statement is not representative of the actual operations for the period presented as certain expenses that may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Property have been excluded. Excluded expenses consist of interest, depreciation and amortization and property general and administrative costs not directly comparable to the future operations of the Property.

REVENUE RECOGNITION

Rental revenue is recognized on a straight-line basis over the term of the lease.

RISKS AND UNCERTAINTIES

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                 170 Williams Drive

2. RENTAL PROPERTY

The future minimum lease payments to be received under the noncancelable operating lease as of December 31, 1997 are as follows:

           1998                                       $    536,000
           1999                                            536,000
           2000                                            536,000
           2001                                            536,000
           2002                                            536,000
           Thereafter                                      447,000
                                                      --------------
                                                      $  3,127,000
                                                      --------------
                                                      --------------

The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

                        Alexandria Real Estate Equities, Inc.

           Unaudited Pro Forma Condensed Consolidated Financial Statements


   The following unaudited pro forma condensed consolidated balance sheet as of March 31, 1998 is presented as if the acquisition of properties acquired subsequent to March 31, 1998 (the "Second Quarter 1998 Acquisitions"), described in Item 5, had been acquired on March 31, 1998. The following unaudited pro forma condensed consolidated income statements for the three months ended March 31, 1998 and for the year ended December 31, 1997 are presented as if: (i) the consummation of the initial public offering of common stock in May 1997 (the "Offering") and related formation transactions in connection with the Offering, including the acquisition of properties acquired during 1997 in connection with the Offering (the "Acquisition LLC Properties") and (ii) the acquisition of the properties described in Item 5 (the "Form 8-K Properties"), had occurred on January 1, 1997.

   The pro forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transactions described above, nor do they purport to represent the future financial position or results of operations of the Company.

                       Alexandria Real Estate Equities, Inc.

              Unaudited Pro Forma Condensed Consolidated Balance Sheet

                                   March 31, 1998
                               (DOLLARS IN THOUSANDS)

                                                                           PRO FORMA              COMPANY
                                                      HISTORICAL          ADJUSTMENTS            PRO FORMA
                                                     ------------------------------------------------------
ASSETS
Rental properties - net                              $  341,953         $    19,594  (A)     $    361,547
Land under development                                    6,957              -                      6,957
Cash and cash equivalents                                 1,465              -                      1,465
Tenant security deposit funds and other restricted
  cash                                                    5,156              -                      5,156
Secured note receivable                                   6,000              -                      6,000
Tenant receivables and deferred rent                      4,189              -                      4,189
Loan fees and costs - net                                 1,590              -                      1,590
Other assets                                              4,833              -                      4,833
                                                     ------------------------------------------------------
Total assets                                         $  372,143         $    19,594          $    391,737
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Secured notes payable                                $   60,204         $    -               $     60,204
Unsecured line of credit                                132,500              19,594  (A)          152,094
Accounts payable, accrued expenses and tenant
  security deposits                                       7,887              -                      7,887
Dividends payable                                         4,562              -                      4,562
                                                     ------------------------------------------------------
Total liabilities                                       205,153              19,594               224,747

Stockholders' equity:
  Common stock                                              114              -                        114
  Additional paid-in capital                            169,173              -                    169,173
  Accumulated deficit                                    (2,297)             -                     (2,297)
                                                     ------------------------------------------------------
Total stockholders' equity                              166,990              -                    166,990
                                                     ------------------------------------------------------
Total liabilities and stockholders' equity           $  372,143         $    19,594          $    391,737
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------

SEE ACCOMPANYING NOTES.

                       Alexandria Real Estate Equities, Inc.

            Unaudited Pro Forma Condensed Consolidated Income Statement

                         Three months ended March 31, 1998
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                           PRO FORMA
                                                          ---------------------------------------
                                                                ADJUSTMENTS
                                                               FOR FORM 8-K
                                            HISTORICAL          PROPERTIES            PRO FORMA
                                          -------------------------------------------------------
Revenues:
  Rental revenue                          $     9,140      $    1,682  (B)        $    10,822
  Tenant recoveries and other income            2,556             156  (B)              2,712
                                          -------------------------------------------------------
Total revenues                                 11,696           1,838                  13,534

Expenses:
  Rental operations                             2,504             373  (B)              2,877
  General and administrative                      751           -                         751
  Interest                                      2,085           1,397  (C)              3,482
  Depreciation and amortization                 1,721             452  (D)              2,173
                                          -------------------------------------------------------
Total expenses                                  7,061           2,222                   9,283
                                          -------------------------------------------------------
Net income                                $     4,635      $     (384)            $     4,251
                                          -------------------------------------------------------
                                          -------------------------------------------------------

Pro forma weighted average shares of
Common Stock outstanding (L)               11,404,631                              11,404,631
                                          ---------------                         ---------------
                                          ---------------                         ---------------

Net income per pro forma share
  of Common Stock                         $      0.41                             $      0.37
                                          ---------------                         ---------------
                                          ---------------                         ---------------


SEE ACCOMPANYING NOTES.

                       Alexandria Real Estate Equities, Inc.

            Unaudited Pro Forma Condensed Consolidated Income Statement

                            Year ended December 31, 1997
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                          PRO FORMA
                                               --------------------------------------------------------------------
                                                              OFFERING AND           ADJUSTMENTS
                                                                RELATED             FOR FORM 8-K
                                        HISTORICAL           TRANSACTIONS            PROPERTIES         PRO FORMA
                                     ------------------------------------------------------------------------------
Revenues:
  Rental revenue                      $    25,622         $    2,658  (E)     $    10,744  (B)        $    39,024
  Tenant recoveries and
    other income                            9,224                100  (E)           1,095  (B)             10,918
                                                                 499  (F)
                                     ------------------------------------------------------------------------------
Total revenues                             34,846              3,257               11,839                  49,942

Expenses:
  Rental operations                          8,766                 91  (E)           2,497  (B)             11,354
  General and administrative                 2,476                186  (G)               -                   2,662
  Interest                                   7,043             (2,225) (H)           9,049  (C)             13,867
  Post retirement benefit                      632                    -                  -                     632
  Stock compensation                         4,239                    -                  -                   4,239
  Special bonus                                353                    -                  -                     353
  Acquisition LLC financing
   costs                                     6,973             (6,973) (I)               -                       -
  Write-off of unamortized loan
   costs                                     2,295             (2,147) (J)               -                     148
  Depreciation and amortization              4,866                403  (K)           2,975  (D)              8,244
                                     ------------------------------------------------------------------------------
Total expenses                             37,643            (10,665)              14,521                  41,499
                                     ------------------------------------------------------------------------------
Net (loss) income                     $    (2,797)        $   13,922          $    (2,682)            $     8,443
                                     ------------------------------------------------------------------------------
                                     ------------------------------------------------------------------------------

Pro forma shares of Common Stock
  outstanding (L)                       8,075,864                                                      11,404,631
                                     --------------                                                   -------------
                                     --------------                                                   -------------

Net (loss) income per pro forma
  share of Common Stock              $      (0.35)                                                    $      0.74
                                     --------------                                                   -------------
                                     --------------                                                   -------------

SEE ACCOMPANYING NOTES.

                       Alexandria Real Estate Equities, Inc.

                  Adjustments to the Unaudited Pro Forma Condensed
                         Consolidated Financial Statements


1.   ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

The adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1998 are as follows:

(A) Acquisition of the Second Quarter 1998 Acquisitions with the related draw on the unsecured line of credit.

     Purchase price of the Second Quarter 1998 Acquisitions are as follows:

     SECOND QUARTER 1998 ACQUISITIONS                PURCHASE PRICE
     --------------------------------                 --------------
     280 Pond Street                                      $   3,600
     19 Firstfield Road                                       3,425
     6166 Nancy Ridge Drive                                   3,000
     150/154 Technology Parkway                               4,500
     170 Williams Drive                                       5,069
                                                           --------
     Total                                                 $ 19,594
                                                           --------
                                                           --------

     The above acquisitions closed in April and May 1998 except for 170 Williams Drive, which is expected to close in the second quarter of 1998.

2.   ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME
STATEMENTS

The pro forma adjustments reflected in the Unaudited Pro Forma Condensed Consolidated Income Statements for the three months ended March 31, 1998 and for the year ended December 31, 1997 are as follows:

(B)  Actual preacquisition results for the Form 8-K Properties (in thousands):


           PREACQUISITION PERIOD FOR THE THREE MONTHS ENDED MARCH 31, 1998


                                                                 BUILDINGS 79 & 96   8000/9000/10000
                             1201 HARBOR BAY    11025 ROSELLE     CHARLESTOWN NAVY   VIRGINIA MANOR
                                 PARKWAY            STREET              YARD              ROAD
                           --------------------------------------------------------------------------

 Acquisition Date           December 1, 1997  December 12, 1997   January 13, 1998  January 30, 1998

 Revenues:
   Rental revenue           $         -       $         -         $          23      $          135
   Tenant recoveries
     and other income                 -                 -                     2                  27
                           --------------------------------------------------------------------------
                                      -                 -                    25                 162
                           --------------------------------------------------------------------------
 Expenses:
   Rental operations                  -                 -                     3                  43
                           --------------------------------------------------------------------------
 Net Income                 $         -       $         -         $          22      $          119
                           --------------------------------------------------------------------------
                           --------------------------------------------------------------------------


                                                3000/3018 WESTERN
                                                 AND 3005 FIRST
                             215 COLLEGE ROAD        AVENUE          CAPITOLA DRIVE    COLUMBIA ROAD
                           -------------------------------------------------------------------------
 Acquisition Date            February 3, 1998  February 19, 1998     March 3, 1998    March 4, 1998

 Revenues:
   Rental revenue            $         29       $        -            $     407          $      116
   Tenant recoveries
     and other income                   -                -                   39                   -
                           --------------------------------------------------------------------------
                                       29                -                  446                 116
                           --------------------------------------------------------------------------
 Expenses:
   Rental operations                    -                -                  116                  32
                           --------------------------------------------------------------------------
 Net Income                  $         29       $        -            $     330          $       84
                           --------------------------------------------------------------------------
                           --------------------------------------------------------------------------

(B) Actual preacquisition results for the Form 8-K Properties (in thousands) (continued):

           PREACQUISITION PERIOD FOR THE THREE MONTHS ENDED MARCH 31, 1998

                            819-849 MITTEN
                              ROAD & 863
                                MITTEN
                              ROAD / 866      5100/5110 CAMPUS                        19 FIRSTFIELD
                             MALCOLM ROAD          DRIVE           280 POND STREET         ROAD
                           --------------------------------------------------------------------------
 Acquisition Date            March 24, 1998   March 30, 1998       April 15, 1998    April 29, 1998

 Revenues:
   Rental revenue             $       523      $        122         $      97          $       98
   Tenant recoveries
     and other income                  30                26                 -                   9
                           --------------------------------------------------------------------------
                                      553               148                97                 107
                           --------------------------------------------------------------------------
 Expenses:
   Rental operations                  121                25                 -                  10
                           --------------------------------------------------------------------------
 Net Income                   $       432      $        123         $      97          $       97
                           --------------------------------------------------------------------------

                                                      150/154
                               6166 NANCY RIDGE      TECHNOLOGY       170 WILLIAMS
                                     DRIVE            PARKWAY             DRIVE               TOTAL
                           --------------------------------------------------------------------------
 Acquisition Date               April 30, 1998      May 11, 1998          Pending

 Revenues:
   Rental revenue                $       -           $     -             $    132        $    1,682
   Tenant recoveries
     and other income                    -                 -                   23               156
                           --------------------------------------------------------------------------
                                         -                 -                  155             1,838
                           --------------------------------------------------------------------------
 Expenses:
   Rental operations                     -                 -                   23               373
                           --------------------------------------------------------------------------
 Net Income                      $       -           $     -             $    132        $    1,465
                           --------------------------------------------------------------------------
                           --------------------------------------------------------------------------

(B) Actual preacquisition results for the Form 8-K Properties (in thousands) (continued):


                        FOR THE YEAR ENDED DECEMBER 31, 1997
    (Period January 1, 1997 to the date of acquisition if acquired during 1997)



                                                                             BUILDINGS 79 & 96     8000/9000/10000
                                 1201 HARBOR BAY      11025 ROSELLE          CHARLESTOWN NAVY      VIRGINIA MANOR
                                     PARKWAY              STREET                   YARD                 ROAD
                           ------------------------------------------------------------------------------------------
 Acquisition Date               December 1, 1997      December 12, 1997       January 13, 1998    January 30, 1998

 Revenues:
    Rental revenue               $         757         $         169           $       710         $        1,701
    Tenant recoveries
       and other income                    140                     -                    50                    333
                           ------------------------------------------------------------------------------------------
                                           897                   169                   760                  2,034
                           ------------------------------------------------------------------------------------------
 Expenses:
    Rental operations                      161                     -                    89                    546
                           ------------------------------------------------------------------------------------------
 Net Income                      $         736         $         169           $       671         $        1,488
                           ------------------------------------------------------------------------------------------
                           ------------------------------------------------------------------------------------------

                                                          3000/3018
                                                         WESTERN AND
                                   215 COLLEGE           3005 FIRST       100 AND 800/801       10150 OLD
                                       ROAD                AVENUE          CAPITOLA DRIVE     COLUMBIA ROAD
                           -----------------------------------------------------------------------------------
 Acquisition Date                 February 3, 1998    February 19, 1998      March 3, 1998     March 4, 1998

 Revenues:
    Rental revenue                 $       317         $             -        $    2,438         $       682
    Tenant recoveries
       and other income                      -                       -               236                   -
                           -----------------------------------------------------------------------------------
                                           317                       -             2,674                 682
                           -----------------------------------------------------------------------------------
 Expenses:
    Rental operations                        -                       -               694                 188
                           -----------------------------------------------------------------------------------
 Net Income                        $       317          $            -        $    1,980         $       494
                           -----------------------------------------------------------------------------------
                           -----------------------------------------------------------------------------------

(B) Actual preacquisition results for the Form 8-K Properties (in thousands) (continued):

                        FOR THE YEAR ENDED DECEMBER 31, 1997
    (Period January 1, 1997 to the date of acquisition if acquired during 1997)

                               819-849 MITTEN ROAD
                                  & 863 MITTEN
                                   ROAD / 866
                                    MALCOLM         5100/5110 CAMPUS                             19 FIRSTFIELD
                                      ROAD                 DRIVE           280 POND STREET            ROAD
                             ------------------------------------------------------------------------------------
 Acquisition Date                March 24, 1998       March 30, 1998         April 15, 1998      April 29, 1998

 Revenues:
    Rental revenue                 $    2,126            $    514              $    395             $    399
    Tenant recoveries
       and other income                   100                 107                     -                   36
                             ------------------------------------------------------------------------------------
                                        2,226                 621                   395                  435
                             ------------------------------------------------------------------------------------
 Expenses:
    Rental operations                     579                 107                     -                   39
                             ------------------------------------------------------------------------------------
 Net Income                        $    1,647            $    514              $    395             $    396
                             ------------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------------

                                   6166 NANCY RIDGE    150/154 TECHNOLOGY       170 WILLIAMS
                                         DRIVE               PARKWAY                DRIVE            TOTAL
                             --------------------------------------------------------------------------------

 Acquisition Date                    April 30, 1998       May 11, 1998            Pending

 Revenues:
    Rental revenue                     $      -            $      -               $   536       $   10,744
    Tenant recoveries
       and other income                       -                   -                    93            1,095
                             --------------------------------------------------------------------------------
                                              -                   -                   629           11,839
                             --------------------------------------------------------------------------------
 Expenses:
    Rental operations                         -                   -                    94            2,497
                             --------------------------------------------------------------------------------
 Net Income                            $      -            $      -               $   535       $    9,342
                             --------------------------------------------------------------------------------
                             --------------------------------------------------------------------------------

                       Alexandria Real Estate Equities, Inc.

                  Adjustments to the Unaudited Pro Forma Condensed
                   Consolidated Financial Statements (continued)


2.   ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME
     STATEMENTS

          No pro forma adjustments have been made for 1201 Harbor Bay Parkway and 11025 Roselle Street for the three months ended March 31, 1998 because these properties were owned by the Company for the entire period and the results of operations are reflected in the historical operations of the Company.

          No pro forma adjustments have been made for the periods prior to acquisition for 3000/3018 Western and 3005 First Avenue, 6166 Nancy Ridge Road, and 150/154 Technology Parkway because these properties were owner occupied prior to purchase and as a result there were no operating results as rental properties.

     (C) Increase in interest expense due to draws on the Company's unsecured line of credit and assumed secured note payable to Citicorp USA, Inc. in the amount of $12,641,000 associated with the purchase of 100 and 800/801 Capitola Drive. The note bears interest at 8.68% per annum and matures in December 2006.

     (D) Increase in depreciation expense to reflect a full period of depreciation for the Form 8-K Properties utilizing a 40 year useful life for buildings and a 10-year useful life for improvements.

     (E) Represents the actual historical results of the Acquisition LLC Properties from the beginning of the period through the date of acquisition. The Company acquired the Acquisition LLC in connection with the Offering.


                                        THE ACQUISITION LLC PROPERTIES
                                  ------------------------------------------
                                       FOR THE PERIOD JANUARY 1, 1997
                                             TO ACQUISITION DATE
                                  ------------------------------------------
                                                                                  HISTORICAL
                                  14225 NEWBROOK   1550 EAST   1330 PICCARD      ACQUISITION
                                      DRIVE          GUDE         DRIVE              LLC             TOTAL
                                  ---------------------------------------------------------------------------
                                                             (IN THOUSANDS)
          Revenues:
               Rental revenue         $    -     $    34          $    -          $    2,624     $    2,658
               Tenant recoveries
                 and other income          -           4               -                  96            100
                                  ---------------------------------------------------------------------------
                                           -          38               -               2,720          2,758

          Expenses:
           Rental properties               -           4               -                  87             91
                                  ---------------------------------------------------------------------------
          Net income                  $    -     $    34          $    -          $    2,633     $    2,667
                                  ---------------------------------------------------------------------------
                                  ---------------------------------------------------------------------------

                       Alexandria Real Estate Equities, Inc.

                  Adjustments to the Unaudited Pro Forma Condensed
                   Consolidated Financial Statements (continued)


2.   ADJUSTMENTS TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME
     STATEMENTS


     (F) Represents additional interest income from investing the proceeds of the over-allotment option from the Offering at a rate of 5.4%.

     (G) Increase in general and administrative expenses related to operations as a public REIT consisting of increased salaries and bonuses (including that of the chief financial officer), directors and officers insurance, investor relations and public entity and listing fees.

     (H) Decrease in interest expense due to repayment of certain mortgage loans in connection with the Offering, partially offset by new mortgage debt incurred in connection with the Offering, and the amortization of finance costs related to the new credit facility.

     (I) In connection with the Offering, the Company acquired 100% of the membership interests in the Acquisition LLC for $58,844,000, which exceeded the purchase price paid by the Acquisition LLC Properties by $6,973,000. This difference was accounted for as a financing cost and is being eliminated on a pro forma basis due to its non-continuing nature.

     (J) In connection with the Offering, the Company repaid certain secured notes payable having an aggregate principal balance of $72,698,000.
          In connection with the repayment of these loans, the Company wrote off $2,147,000 of unamortized loan costs. This charge is being eliminated on a pro forma basis due to its non-continuing nature.

     (K) Increase in depreciation expense to reflect a full period of depreciation for the Acquisition LLC Properties utilizing a 40-year useful life for buildings and a 10-year useful life for improvements.

     (L) Pro forma shares of Common Stock outstanding on a historical net income basis include all shares outstanding after giving effect to the conversion of all series of preferred stock, the 1,765.923 to one share stock split, the issuance of stock grants and exercise of the substitute stock options in connection with the Offering.

          Pro forma shares of Common Stock outstanding on a pro forma basis include all historical pro forma shares outstanding after giving effect to the Offering.

 (c)  Exhibits.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALEXANDRIA REAL ESTATE EQUITIES INC.



Date:     May 27, 1998             By:  /s/  Peter J. Nelson
                                        --------------------------------
                                        Peter J. Nelson
                                        Chief Financial Officer